Filed by Third Point Reinsurance Ltd. pursuant to Rule 425 under the Securities Act of 1933 and deemed filed under Rule 14a-12 under the Securities Exchange Act of 1934 Subject Company: Sirius International Insurance Group Ltd. Commission File No.: 001-38731 Date: August 6, 2020 SiriusPoint: Strong Global (Re)insurer Well-Positioned to Capitalize on Market Opportunity AUGUST 2020 1 For Information Purposes Only

DISCLAIMER Forward-Looking Statements Information set forth in this communication, including financial estimates and statements as to the expected timing, completion and effects of the proposed merger between Third Point Reinsurance Ltd. and Sirius International Insurance Group Ltd., constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These estimates and statements are subject to risks and uncertainties, and actual results might differ materially. Such estimates and statements include, but are not limited to, statements about the benefits of the merger, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of Third Point Reinsurance Ltd. and Sirius International Insurance Group Ltd. and are subject to significant risks and uncertainties outside of our control. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (2) the risk that Sirius International Insurance Group Ltd. shareholders may not adopt the merger agreement or that Third Point Reinsurance Ltd. shareholders may not approve the stock issuance, (3) the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated, (4) risks that any of the closing conditions to the proposed merger may not be satisfied in a timely manner, and (5) the risk that SiriusPoint may not achieve the expected benefits of the transaction. Discussions of additional risks and uncertainties are contained in Third Point Reinsurance Ltd.’s and Sirius International Insurance Group Ltd.’s filings with the Securities and Exchange Commission (the “SEC”). Neither Third Point Reinsurance Ltd. nor Sirius International Insurance Group Ltd. is under any obligation, and each expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Persons reading this announcement are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof. Where to Find Additional Information This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger between Third Point Reinsurance Ltd. and Sirius International Insurance Group Ltd. In connection with the proposed merger, Third Point Reinsurance Ltd. and Sirius International Insurance Group Ltd. intend to file a joint proxy statement/prospectus with the SEC. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when available) and other documents filed by Third Point Reinsurance Ltd. and Sirius International Insurance Group Ltd. with the SEC at http://www.sec.gov. Free copies of the joint proxy statement/prospectus, once available, and each company’s other filings with the SEC may also be obtained from the respective companies. Free copies of documents filed with the SEC by Third Point Reinsurance Ltd. will be made available free of charge on Third Point Reinsurance Ltd.’s investor relations website at https://www.thirdpointre.com/investors/financial-information/sec- filings/default.aspx. Free copies of documents filed with the SEC by Sirius International Insurance Group Ltd. will be made available free of charge on Sirius International Insurance Group Ltd.’s investor relations website at https://ir.siriusgroup.com/financials-information/sec-filings/. Participants in the Solicitation Third Point Reinsurance Ltd. and its directors and executive officers, and Sirius International Insurance Group Ltd. and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from their respective shareholders in respect of the proposed merger. Information about the directors and executive officers of Third Point Reinsurance Ltd. is set forth in its Annual Proxy Statement, which was filed with the SEC on April 27, 2020. Information about the directors and executive officers of Sirius International Insurance Group Ltd. is set forth in it Annual Report on For 10-K, which was filed with the SEC on April 21, 2020. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement/prospectus regarding the proposed merger when it becomes available. Non-GAAP Financial Information This presentation may also contain non-GAAP financial information. Management of Third Point Reinsurance Ltd. and Sirius International Insurance Group Ltd. use this information in their respective internal analyses of results and believe that this information may be informative to investors in gauging the quality of their respective performance, identifying trends in their results and providing meaningful period-to-period comparisons. For additional information regarding these non-GAAP financial measures, including any required reconciliations to the most directly comparable financial measure calculated according to GAAP, see the Appendix. 2 For Information Purposes Only

SIRIUSPOINT: A STRONG GLOBAL (RE)INSURER

Third Point Reinsurance, *Ltd.'s ("TPRe")* merger with Sirius International Insurance Group, *Ltd. ("Sirius") creates* a diversified company with an attractive business profile backed by a strong balance sheet

- The combined company will be rebranded as SiriusPoint
- Transformational transaction to create a global, diversified (re)insurance franchise with presence across A&H, property, liability and specialty lines
- Enhanced scale and underwriting capabilities, well-positioned for profitable growth
- Reconstituted strategic partnership with Third Point LLC, with the continuation of industry-leading investment returns
- Strong pro forma financial performance and capitalization with further ability to reposition risk profile
- Proven management team with focus on underwriting profitability
- **CMIH, Sirius' majority shareholder, estimated to own approximately** 36%[1] / 39%[2] of SiriusPoint, with a 9.9% voting cap

Strategic transformation supports re-rating of stock

THIRD POINT RE

Note: Assumes all minority shareholders elect option 2 while CMIH elects option 3; [1] Based on pro forma basic shares outstanding; [2] Based on pro forma diluted shares outstanding (includes Series A preference shares)

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PROVEN MANAGEMENT TEAM WITH SHARED VALUES

Management team will have enhanced depth, a heritage of underwriting, and a proven track record

- Chairman and CEO: Siddhartha (Sid) Sankaran – former AIG CFO and Chief Risk Officer, and Oscar Health CFO
- Vice Chairman: Steve Fass – former Sirius Chairman and CEO and former Third Point Re Lead Independent Director
- Senior Underwriting Role: Dan Malloy – current Third Point Re CEO

Board will comprise individuals with deep industry and business experience

- All members of the current TPRe Board
- One representative of CMIH from the Sirius Board: Peter Tan
- One director from the Sirius Board who is not associated with CMI: Rachelle Keller

Significant underwriting talent across the enterprise

- Global employee specialists with decades of experience and expertise
- Two dedicated Managing General Underwriters ("MGUs") in accident and health vertical – "sticky" relationships that are profit-aligned

	Monica Cramér-Manhem President, Global Reinsurance (Sirius)	• Tenure at Sirius: 33 • Relevant Experience: 33		Dan Malloy TPRe CEO	• Tenure at TPRe: 8 • Relevant Experience: 39
	Neal Wasserman President, Global Runoff Solutions (Sirius)	• Tenure at Sirius: 19 • Relevant Experience: 33		David Drury EVP, Global Head of Property Catastrophe Reinsurance (TPRe)	• Tenure at TPRe: 2 • Relevant Experience: 30
	Jan Onselius Chief Underwriting Officer, Global Reinsurance (Sirius)	• Tenure at Sirius: 36 • Relevant Experience: 36		Tracey Gibbons SVP, Underwriting (TPRe)	• Tenure at TPRe: 1 • Relevant Experience: 34
	Warren Trace President, North America Reinsurance (Sirius)	• Tenure at Sirius: 36 • Relevant Experience: 41		David Govrin President (TPRe)	• Tenure at TPRe: 3 • Relevant Experience: 30
	Stuart Liddell Global Head of Life, A&H (Sirius)	• Tenure at Sirius: 16 • Relevant Experience: 29		Amanda Kasala SVP, Senior Underwriter, Bermuda (TPRe)	• Tenure at TPRe: 7 • Relevant Experience: 28
	Dan Wilson President, U.S. Specialty (Sirius)	• Tenure at Sirius: 23 • Relevant Experience: 33		Clare Himmer Marketing Director (TPRe)	• Tenure at TPRe: 7 • Relevant Experience: 28

Deal structure includes retention mechanisms to ensure committed leadership team

THIRD POINT RE

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ACQUISITION ACCELERATES THIRD POINT RE'S ONGOING TRANSFORMATION TO A GLOBAL (RE)INSURER

2019 - 2020

- Shift focus to underwriting profitability
- Expand into more profitable lines of (re)insurance
- Utilize combined (re)insurance and capital markets expertise to create distribution and drive profitable business
- Reduce investment volatility by transitioning a majority of the portfolio to fixed income
- More balanced return profile that delivers value from both sides of the balance sheet

Going Forward SiriusPoint

- Global platform with access to admitted and non-admitted paper in Europe, U.S., Bermuda and Lloyd's
- Diversified (re)insurance franchise with sidecar-like retrocession program, A&H vertical platform, and growing specialty capabilities with similar vertical platform
- Less reliance on property cat to drive underwriting profitability
- Scale and refocused underwriting strategies position SiriusPoint to capitalize on market opportunities
- Repositioned investment portfolio and independent governance structure improves ratings trajectory

THIRD POINT RE

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FINANCIALLY ATTRACTIVE TRANSACTION FOR SHAREHOLDERS Financial Drivers Expected Financial Impact  Offers opportunity to capitalize on hardening market Accretive to EPS Earnings  Optimize business mix drivers Accretive to Return on Equity  Continued outperformance on investment portfolio Limited BV dilution  Diversified lines of business creates capital synergies Capital Modest TBV multiple required to breakeven drivers  Potential to further optimize combined cat portfolio Anticipate less than 30% leverage at close Strategic transformation removes overhangs of both companies and supports re-rating of stock 6 For Information Purposes Only

OVERVIEW OF SIRIUS: KEY HIGHLIGHTS Mix of Business by Reportable Segment (GWP) $2.6 $3.7 $1.9 Property cat. excess billion billion billion (re)insurance Total Investments LTM Gross 15% Other Property Total Capital1 21% and Cash Written Premiums Runoff 4% U.S. Specialty 4% Global (re)insurance Casualty 60% (re)insurance 11% Clients in nearly 20 Aviation & Space Global >8,000 6% Trade Credit 150 Underwriting and Treaties and Global A&H 3% Marine & Energy Countries Representative Accounts 32% Contingency 2% Offices <1% Agriculture (re)insurance 2% Financial Strength Ratings Top 94% 1,085 10 Year Net 20 Employees Combined Ratio A- A- A- Global (re)insurer2 (including MGUs3) AM Best S&P Fitch (avg. 2010-2019) Note: Data as of June 30, 2020 unless noted otherwise; 1 Total capital includes $2.4bn of GAAP capital and $0.2bn of the DTL on the safety reserve; 2 Top 20 Global (re)insurer per S&P Global’s 2019 Global Reinsurance Highlights; 3 International Medical Group and ArmadaCorp Capital 7 For Information Purposes Only

DIVERSIFIED INVESTMENT PORTFOLIO MANAGED BY THIRD POINT LLC PROVIDING INDUSTRY-LEADING INVESTMENT RETURNS

- Third Point LLC will be a strategic partner to SiriusPoint on portfolio allocation, manage assets directly under the direction of SiriusPoint where they have a competitive advantage, and will likely utilize sub-advisors to manage the majority of the portfolio
- Approximately three-quarters of SiriusPoint's portfolio will be in fixed income and very high credit collateral holdings with the balance in Third Point LLC funds and alternatives – an asset allocation in the range of asset allocation of peer companies

Q1'19 TPRe	***Q2'20*** TPRe	Expected SiriusPoint

Total invested assets



Fixed Income and Collateral[1] 27%
TPE 73%

Total: $2.3bn



TPE 30%
Fixed Income and Collateral[1] 70%

Total: $2.5bn



TPE and Alternatives 26%
Fixed Income and Collateral[1] 74%

Total: $6.1bn

THIRD POINT RE

Note: [1] Includes cash and cash equivalents (incl. restricted cash)

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SIRIUS PLATFORM EXPANDS UNDERWRITING CAPABILITIES, GEOGRAPHIC FOOTPRINT AND PRODUCT OFFERINGS Liège Stockholm Hamburg Toronto London Glastonbury, CT Cardiff Zurich New York, NY San Francisco, CA Berwyn, PA Baltimore, MD Bermuda Sirius expands: Indianapolis, IN Miami, FL Hong Kong  Underwriting capabilities Singapore Labuan  Geographic footprint  Product offerings Sydney (Re)insurance franchise Accident & Health vertical platform • Long-standing relationships and track record of underwriting • Decades of market leadership and performance profitability • Two in-house MGUs • Diverse businesses, scalable with larger underwriting platform • Sticky relationships with MGUs that are profit-aligned with Sirius • Proportional retrocession program with sidecar-like economics • Unique opportunities for growth US specialty business growth Global Solutions and Run-off • Proven teams • Strong market presence with attractive long-term IRR • Data-enabled small-commercial business 9 For Information Purposes Only

ATTRACTIVE DIVERSIFIED SPECIALTY (RE)INSURANCE FRANCHISE WITH SIGNIFICANT GROWTH POTENTIAL 2Q’20 LTM GPW Expected SiriusPoint Specialty & Specialty Property1 Casualty 29% 37% Property 34% 35% Runoff Casualty 4% 24% Retroactive reinsurance contracts 16% Accident & Accident & Specialty & Casualty2 Health Property Health 24% 32% 28% 30% Runoff & other3 6% $0.6bn $1.9bn $2.5bn 100% 71% 29% 78% 22% (Re)insurance Insurance Note: 1 Includes Sirius Property cat. excess (re)insurance and Sirius Other Property; 2 Includes Sirius Global (re)insurance (excluding Property cat. excess (re)insurance and Other Property) and Sirius U.S. Specialty; 3 Includes Retroactive (re)insurance contracts 10 For Information Purposes Only

ENHANCED SCALE & UNDERWRITING CAPABILITIES ($mm) + = Pro forma Q2’20 LTM $591 $1,934 $2,525 GPW 6/30/20 Tangible $1,471 $1,838 $3,3091 Capital Europe, Bermuda, United Europe, Bermuda, Platforms Bermuda & United States States, and Asia United States, and Asia Underwriters 10 192 202 Employees 36 1,085 ~1,100 Note: 1 Excludes transaction adjustments 11 For Information Purposes Only

STRONG PRO FORMA CAPITALIZATION WITH INCREASED SCALE $bn GPW (LTM) Tangible capital 1 $9.8 $14.5 2 1 $8.8 $9.9 $6.8 $9.1 $5.5 $8.2 3 $5.4 $7.7 4 $5.0 $6.3 5 $3.4 SiriusPoint6 $3.3 $3.2 5 $2.9 SiriusPoint $2.5 $2.1 $1.9 7 $1.9 5 $0.8 $1.8 $0.8 $1.7 $0.6 $1.5 Larger capital base and broader product offering that is more attractive to customers and shareholders Source: Company filings; Note: Financial data as of 6/30/2020, unless otherwise stated; 1 As of 3/31/2020 or Q1’20 LTM; 2 Excludes Other segment; 3 Showing non-life GPW only; 4 Showing (re)insurance segment only (TransRe); 5 As of 12/31/2019 or FY2019; 6 Excludes transaction adjustments; 7 As of FY2019 including $500mm equity raise on 6/10/2020 and $300mm debt raise on 6/18/2020 12 For Information Purposes Only

TRANSACTION OVERVIEW • TPRe will acquire 100% of Sirius for $788mm1, comprised of a mix of stock, cash, and other contingent value components. Transaction value represents ~80% of Sirius’s Q2’20 TBV1 — Number of TPRe common shares issued to Sirius shareholders based on exchange ratio of 0.743x • Transaction structured to provide alignment of interests in the success of the company for all parties — Sirius shareholders will have the ability to elect one of three options: 1. $9.50 in cash per share 2. TPRe shares plus two year CVR which, taken together, guarantees that on the second anniversary of the closing date the electing shareholder will have received equity and cash of at least $13.73 per share on that date . Share based awards for management align long-term incentives 3. i.) cash, ii.) TPRe shares, iii.) Series A preference shares, iv.) five year warrants and v.) upside share instrument . CMIH has agreed to elect option #3 and has agreed to a 9.9% voting cap and lockup agreement . Series A preference shares provide protection for respective shareholders from adverse COVID-19 reserve development • We received positive feedback from the ratings agencies and will continue to evaluate the capital markets for opportunities to optimize our capital structure • Existing excess cash and $125mm bridge loan commitment provide funding for cash consideration and other redemptions, as required • Daniel S. Loeb, our largest individual shareholder, has agreed to provide an equity commitment to purchase approximately $50mm shares in support of the transaction • Approvals and Timing — Subject to shareholder approvals and customary regulatory approvals — Expected closing in Q1’21 Note: Market data as of 8/5/2020; 1 Assumes all minority investors elect option 2 at $13.73 of value and CMIH elects option 3 based on 0.743x and TPRe share price of $8.15 (excludes warrants and upside share instrument as both are out of the money) 13 For Information Purposes Only

THIRD POINT RE SECOND QUARTER 2020 RESULTS TPRe Q2 2020 Results • 10.1% return on equity • 10.1% increase in diluted book value per share to $14.37 • Combined ratio of 98.3%, of which 7.0 points was attributable to the impact of COVID-19 • Improved underwriting result is a significant milestone in the ongoing transformation of the company to a specialty reinsurer • Reported 16 straight quarters with no prior year adverse development • 5.8% return on investments managed by Third Point LLC TPRe Q2 YTD 2020 Results • (4.2)% return on equity • (4.5)% decrease in diluted book value per share to $14.37 • Combined ratio of 97.6%, of which 6.8 points was attributable to the impact of COVID-19 • (1.9)% return on investments managed by Third Point LLC 14 For Information Purposes Only

SIRIUSPOINT: A STRONG GLOBAL (RE)INSURER

TPRe's merger with Sirius creates a diversified company with an attractive business profile backed by a strong balance sheet

- The combined company will be rebranded as SiriusPoint
- Transformational transaction to create a global, diversified (re)insurance franchise with presence across A&H, property, liability and specialty lines
- Enhanced scale and underwriting capabilities, well-positioned for profitable growth
- Reconstituted strategic partnership with Third Point LLC, with the continuation of industry-leading investment returns
- Strong pro forma financial performance and capitalization with further ability to reposition risk profile
- Proven management team with focus on underwriting profitability
- **CMIH, Sirius' majority shareholder, estimated to own approximately** 36%[1] / 39%[2] of SiriusPoint, with a 9.9% voting cap

Strategic transformation supports re-rating of stock

Thank you for your time and continued support of TPRe and Sirius

THIRD POINT RE

Note: Assumes all minority shareholders elect option 2 while CMIH elects option 3; [1] Based on pro forma basic shares; [2] Based on pro forma diluted shares outstanding (includes Series A preference shares)

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Appendix 16 For Information Purposes Only

DETAIL ON TRANSACTION CONSIDERATION

- Transaction structured to provide alignment of interests in the success of the company for all parties
- Sirius shareholders will have the ability to elect one of three options
- CMIH has agreed to elect option #3 and has agreed to a 9.9% voting cap and lockup agreement

Option #1

- $9.50 in cash per share

Option #2

- Represents $13.73 per share in cash and stock consideration
  - 0.743x shares of TPRe common stock
  - One Contingent Value Right ("CVR")
    - CVR settles in cash after two years representing the difference between $13.73 and SiriusPoint share price at settlement multiplied by 0.743

Option #3

- $0.905 in cash per share
- 0.521x shares of TPRe common stock[1]
- 0.111x shares of Series A preference shares[1]
  - Three year duration with conversion adjustment mechanism tied to net of Sirius and TPRe COVID-19 losses
  - The number of shares underlying the security will be fixed at closing
- 0.190x Warrants per share of Sirius stock
  - $11.00 per share strike price
  - Five year duration, settled in stock
- $0.905 in aggregate principal amount of the Upside Share Instrument
  - One year duration; paid if closing price of SiriusPoint common stock exceeds $20.00 per share for any 30 consecutive trading day period prior to the first anniversary of closing
  - Settled in stock

THIRD POINT RE

Note: Illustrative based on TPRe's closing share price as of 8/5/2020; [1] Subject to +/- 5% collar

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